SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 7, 2003
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                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)


                                     0-16772
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                             Commission File Number


                                      Ohio
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                 (State or other jurisdiction of incorporation)


                                   31-0987416
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                     (I.R.S. Employer Identification Number)


                138 Putnam Street
                  P.O. Box 738,
                  Marietta, Ohio                           45750
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     (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code:    (740) 373-3155
                                                       ----------------


                                 Not applicable
   -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp Inc. (Nasdaq: PEBO) was recently recognized by The Cleveland Plain Dealer as one of the Top 100 businesses in Ohio. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


   EXHIBIT NUMBER                DESCRIPTION
-------------------      --------------------------------
         99              News Release issued July 7, 2003

Item 8. Change in Fiscal Year
Not applicable.

Item 9. Regulation FD Disclosure
Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  July 7, 2003                 PEOPLES BANCORP INC.
                                    --------------------
                                    Registrant



                           By: /s/  ROBERT E. EVANS
                                    -------------------------------------
                                    Robert E. Evans
                                    Chairman and Chief Executive Officer



                                                 INDEX TO EXHIBITS

  Exhibit Number          Description
------------------      ------------------------------------
        99                News Release issued July 7, 2003